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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 2003

                                PERCEPTRON, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-20206                                           38-2381442
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

               47827 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170-2461
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 414-6100
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C.       Exhibits.

         No.      Description

         99.1     Press Release dated May 8, 2003

Item 9.  REGULATION FD DISCLOSURE

         The following information required to be disclosed pursuant to Item 12 -- "Results of Operation and Financial Condition" is being furnished under Item 9 -- "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         On May 8, 2003, Perceptron issued a press release announcing its financial results for the third quarter ended March 31, 2003. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including the Exhibit attached hereto under
Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  May 8, 2003                      /s/ John J. Garber
                                            -----------------------------------
                                            By:  John J. Garber
                                            Title: Chief Financial Officer





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                                  EXHIBIT INDEX
                                 --------------

Exhibit
Number                     Description
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99.1                       Press release dated May 8, 2003.